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                                                                    EXHIBIT 21.1



                              LIST OF SUBSIDIARIES




         Set forth below is a list of all of the subsidiaries of Dura Automotive Systems, Inc. Unless otherwise indicated, all of the subsidiaries are wholly owned. If indented, the company is a subsidiary of the company under which it is listed.

                                                                                       JURISDICTION
                                          NAME                                           FORMATION
Dura Operating Corp.....................................................................Delaware
   Dura Automotive Systems of Indiana, Inc..............................................Indiana
   Autopartes Excel de Mexico S.A. de C.V...............................................Mexico
   Atwood Automotive, Inc...............................................................Michigan
   Atwood RV Products, Inc..............................................................Illinois
   Mark I Molded Plastics of Tennessee, Inc.............................................Tennessee
   Thixotech, Inc.(1)...................................................................Canada
   Dura Holding Germany GmbH............................................................Germany
     Dura Automotive Body & Glass Systems GmbH & Co.....................................Germany
       Dura Automotive Selbecke Leisten und Blenden GmbH................................Germany
       Dura Automotive Plettenberg Leisten und Blenden GmbH.............................Germany
       Dura Automotive Herne Karosseriekomponenten GmbH.................................Germany
       Dura Automotive Plettenberg Glasmodule GmbH......................................Germany
       Dura Automotive Plettenberg Kunststoffteile GmbH.................................Germany
       Dura Automotive Plettenberg Werkzeugbau-und Werkserhaltungs GmbH.................Germany
       Dura Automotive Plettenberg Entwicklungs-und Vertriebs GmbH......................Germany
       Dura Automotive Handels-und Beteiligungsgesellschaft mbH.........................Germany
         Dura Automotive GmbH Projektgesellschaft.......................................Germany
         Schade s.r.o...................................................................Czech Republic
         SG, Ges, s.r.o.................................................................Czech Republic
         Schade Deco-Systems GmbH.......................................................Germany
         Schade UK Ltd..................................................................UK
         Dura Automotive Automocion S.A.................................................Spain
         Dura Automotive Portuguesa Lda.................................................Portugal
       Dura Automotive Body & Glass Systems GeschaftsfuhrUngsgesellSchaft mbH...........Germany
   Dura/Excel do Brasil Ltda............................................................Brazil
     Pollone S.A. Industria E Comercio..................................................Brazil
     Dura Holding Brasil Ltda...........................................................Brazil
       Industrias e Metalurgicas Liebau Ltda............................................Brazil
     Adwest Heidemann do Brasil Ltda....................................................Brazil
     Azengleves Industria c Comercio S.A................................................Brazil
   Dura Asia-Pacific Pty LTD............................................................Australia
   Dura UK Limited......................................................................UK
     Trident Automotive Ltd.............................................................UK
       Dura Holdings Ltd................................................................UK
         Rearsby Group Ltd..............................................................UK
         Adwest Electronics Inc.........................................................Delaware
         Dura Automotive Ltd............................................................UK
           Western Thomson India Ltd. ..................................................India
         Adwest Bowden TSK Ltd. (3).....................................................UK

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
                                                                                       JURISDICTION
                                          NAME                                           FORMATION


       ACK Controls, Inc. (7)...........................................................Delaware
       Spicebright Limited..............................................................UK
         Adwest Horndraulic Australia...................................................Australia
         Moblan Investments, B.V........................................................The Netherlands
           Dura Holdings France S.A.....................................................France
              Dura Automotive Systems France, S.A.......................................France
              Dura Automotive Systemes S.A..............................................France
              Adwest France SA..........................................................France
                Adwest Bowden France SA.................................................France
                Adwest Heidemann Gruppe GmbH & Co KG (4)................................Germany
                  HGV Heidemann Gruppe Verwaltungs GmbH..................................Germany
                  Adwest Heidemann Einbeck GmbH.........................................Germany
                    Adwest Rotenberg GmbH...............................................Germany
                    Adwest Kohler GmbH..................................................Germany
                    OFT Heidemann Oberflachentechnik GmbH...............................Germany
         Adwest (Germany) Autoteile GmbH................................................Germany
         Dura Automotive SL (5).........................................................Spain
   Dura Automotive Systems (Europe) GmbH................................................Germany
   Dura Automotive Canada ULC...........................................................Nova Scotia
     Dura Ontario Inc...................................................................Canada
     Dura Canada, L.P...................................................................Canada
       Dura Automotive Systems (Canada) Ltd.............................................Canada
         Trident Automotive Limited.....................................................Canada
         Trident Automotive L.P.........................................................Delaware
           Trident Automotive Canada Co.................................................Nova Scotia
           Trident Automotive L.L.C.....................................................Delaware
     Dura Automotive Systems Cable Operations, Inc......................................Delaware
   Universal Tool & Stamping Company, Inc...............................................Indiana
   Shanghai Sanfeng Atwood Electric Co. Ltd. JV (6).....................................China
   Dura de Mexico, S.A. de C.V..........................................................Mexico
   Dura Automotive Systems Export, Inc..................................................Barbados
   Dura Automotive Properties, Inc......................................................Michigan
   Dura Aircraft Operating Company, LLC.................................................Michigan
   Excel Global, Inc....................................................................Barbados


(1)      67% owned by Dura Operating Corp.
(2)      49% owned by Dura Automotive Ltd.
(3)      65% owned by Dura Holdings Ltd.
(4) 14% owned by Dura Automotive Systems Europe GmbH and 86% owned by Adwest France Holdings, S.A.
(5) 30% owned by Dura Automotive Systems Europe GmbH and 70% owned by Spicebright Limited.
(6)      30% owned by Dura Operating Corp.
(7)      13% owned by Trident Automotive Ltd.